Exhibit 10.1.1

AMENDMENT NUMBER ONE TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

(535 Grand Avenue, Los Angeles, CA)

THIS AMENDMENT NUMBER ONE TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (the “Amendment”) is dated the 4th day of May, 2010, and is made by and between KALPANA, LLC., a California limited liability company (“Seller”), and CHESAPEAKE LODGING, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A.        Seller and Purchaser are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of April 14, 2010 (the “ Purchase Agreement”), for the purchase and sale of a leasehold estate in, and improvements constructed on, certain real property located in the County of Los Angeles, State of California, more specifically located at and commonly known as 535 Grand Avenue, Los Angeles, on which are constructed certain improvements in, by and through which is operated a hotel and hospitality business under the name of “Hilton Checkers.”

B.        Seller and Purchaser desire to amend the Purchase Agreement to correct a scrivener’s error.

C.        Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.

AMENDMENT

1.1        Article X is hereby amended to change the word “Purchaser” to “Seller” in the last sentence thereof.

II.

RATIFICATION/CONTROLLING PROVISIONS

Except as amended and/or modified by this Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement shall remain in full force and affect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Purchase Agreement, the provisions of this Amendment shall prevail. Whether or not specifically amended by the provisions of this Amendment, all of the terms and provisions of the Purchase Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

III.

COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, will constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the (signature) thereon, provided such signature page is attached to any other counterpart identical thereto.

IV.

ELECTRONIC AND FACSIMILE SIGNATURES

The execution of this Amendment may be effected by facsimile and/or electronically transmitted signatures, all of which shall be treated as originals; provided, however, that the party receiving a copy hereof with a facsimile and/or electronically transmitted signature may, by written notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the facsimile signature. Purchaser and Seller each intend to be bound by its respective facsimile and/or electronically transmitted signature, and is aware that the other party will rely thereon, and each party waives any defenses to the enforcement of this Amendment delivered by facsimile and/or electronic transmission.

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[Signatures on following page]

V.

EXECUTION

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

SELLER:

KALPANA, LLC, a California limited liability company

BY:	MKP One, LLC, a California limited liability company, its Manager

	By:	/s/ Mayur Patel
	Name:	Mayur Patel
	Title:	Member

PURCHASER:

CHESAPEAKE LODGING, L.P. a Delaware limited partnership

BY:	Chesapeake Lodging Trust, a Maryland real estate investment trust, its General Partner

	By:	/s/ D. Rick Adams
	Name:	D. Rick Adams
	Title:	SVP – CIO

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